UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

NOMADAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42924	99-3383359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5015 Highway 59 N

Marshall, Texas 75670

(Address of principal executive offices)

Registrant’s telephone number, including area code: (323) 672-4566

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	NOMA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2026, the Board of Directors (the “Board”) and the Audit Committee of the Board (the “Audit Committee”) of Nomadar Corp., a Delaware corporation (the “Company”), ratified an Assignment Agreement of Naming Rights (the “Agreement”), between the Company through its branch in Spain, Nomadar Corp. Sucursal en España, JP Financial 2024, S.L. (“JP Financial” or the “Sponsor”), and Cádiz Club de Fútbol, S.A.D. (“Cádiz”) appearing solely for purposes of authorizing certain image and advertising rights. Cádiz is the parent company of Sport City Cádiz, S.L., the Company’s parent and controlling shareholder. The Agreement was originally executed by the Company, the Sponsor and Cádiz on March 3, 2026, and became effective upon ratification by the Audit Committee. Pursuant to the Agreement, the Company has assigned to JP Financial the exclusive commercial naming rights to the future venue (the “Venue”) to be developed within the Company’s urban and business development known as “Sportech City Cádiz” (the “Project”). The Venue will be commercially identified with the designation “JP Financial Arena Bahía de Cádiz”. As of the date of the Agreement, the Venue has not yet been constructed and currently consists of a plot of land integrated within the scope of the Project. The assignment includes the right to use the designated name and to associate the JP Financial brand with the Project, the Venue, and its future activity in communications, advertising media, marketing actions, and activations linked to its development.

The Agreement has an initial term of five years, commencing on March 3, 2026. As consideration for the rights assigned, JP Financial will pay the Company €500,000 per year (approximately $576 thousand as of the date of this report), plus applicable indirect taxes, accruing annually on each anniversary of the Agreement. The parties have confirmed that the portion of the financial consideration corresponding to the first year has already been paid by the Sponsor as of the date of the Agreement. The progressive activation of the sponsorship assets is linked to the actual progress of the Project, from its initial phase through the full exploitation of the Venue, and the assets associated with the naming rights and sponsorship are structured across three phases corresponding to the state of development of the Project.

The Agreement contains customary representations and warranties, and may be terminated by the Sponsor after a period of three years, upon 15 days written notice, if sufficient progress has not been made with respect to the completion of the Project and the Venue.

A form of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the form of the Agreement.

Forward Looking Statements

This Current Report on Form 8-K include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar including but not limited to the completion of the Project and the Venue. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Registration Statement and other filings with the SEC, available at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Assignment Agreement of Naming Rights, dated March 3, 2026
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nomadar Corp.
Date: March 16, 2026
	By:	/s/ Rafael Contreras
	Name:	Rafael Contreras
	Title:	Chief Executive Officer